SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report: December 20, 1995
(Date of earliest event reported)



      Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)


Delaware                   33-54227     75-2006294
(State or Other Juris-   (Commission  (I.R.S. Employer
diction of Incorporation) File Number) Identification
                                                  No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                               Minnesota   55437
(Address of Principal Executive Office)  (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000

Item 5.              Other Events.


           On December 28, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1995-S21 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

                     In connection with the expected sale of the Series 1995-S21, Class A-1, A-2, A-3, A-4, A-6, R-
           I and R-II Certificates (the Underwritten
           Certificates), the Registrant has been advised by Paine Webber (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the
           "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

                     The Computational Materials filed herewith as
           Exhibit 99 have been provided by the Underwriter.
           The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

                     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The
           Computational Materials may be based on
           assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
           Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

                     In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
           Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

                     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.              Financial Statements, Pro Forma Financial
                     Information and Exhibits


           (a)       Financial Statements.

                     Not applicable.

           (b)       Pro Forma Financial Information.

                     Not applicable.

           (c)       Exhibits


                      Item 601(a) of
                      Regulation S-K
Exhibit No.             Exhibit No.         Description
1                          99             Computational
                                            Materials




           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                          SECURITIES I, INC.

                          By: /s/ Diane S. Wold
                        Name:     Diane S. Wold
                       Title:     Vice President


Dated: December 20, 1995

                            EXHIBIT INDEX


           Item 601 (a) of   Sequentially
Exhibit    Regulation S-K     Numbered
Number      Exhibit No.      Description      Format
1              99           Computational       P
                             Materials


                          EXHIBIT 1
                  (Intentionally Omitted)